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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  June 26, 2003

                              INTERMET Corporation
             (Exact name of registrant as specified in its charter)

           Georgia                      0-13787               58-1563873
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number          Identification No.)

          5445 Corporate Drive, Suite 200, Troy, Michigan   48098-2683
              (Address of principal executive offices)      (Zip code)

                                 (248)952-2500
              (Registrant's telephone number, including area code)




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Item 5.  Other Events

On June 26, 2003, the registrant issued a press release announcing that it had entered into an agreement to acquire the remaining fifty percent interest in its joint venture in Portugal. A copy of the press release is attached to this report as Exhibit 99.1, incorporated into this item by reference.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1      Press release dated June 26, 2003








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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERMET Corporation

                                       By: /s/ Alan J. Miller
                                          -------------------
                                           Alan J. Miller
                                           Vice President, General Counsel and
                                           Assistant Secretary

Dated: June 26, 2003













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                                 Exhibit Index


Number          Description
------          -----------
 99.1           Press release dated June 26, 2003